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                                                                    Exhibit 99.1

            Certification of the Chief Executive Officer Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of BBJ Environmental Technologies, Inc. (the "Company") on Form 10-KSB for the annual period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert G. Baker, as Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 14, 2003                                  /s/ Robert G. Baker
                                                -------------------
                                                Robert G. Baker
                                                Chief Executive Officer